UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	1/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

  JANUARY 31, 2007

Semiannual Report to Shareholders

DWS Small Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.36%, 2.18% and 2.17% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/07
DWS Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	13.83%	12.10%	13.20%	13.62%	10.73%
Class B	13.34%	11.15%	12.22%	12.67%	9.83%
Class C	13.42%	11.28%	12.33%	12.75%	9.87%
Russell 2000® Value Index+	15.08%	15.76%	15.74%	15.41%	13.27%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/07	$ 25.33	$ 24.12	$ 24.22
7/31/06	$ 25.89	$ 24.91	$ 24.98
Distribution Information: Six Months as of 1/31/07: Income Dividends	$ .02	$ —	$ —
Capital Gains	$ 4.02	$ 4.02	$ 4.02
Class A Lipper Rankings — Small-Cap Value Funds Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	82	of	255	33
3-Year	124	of	214	58
5-Year	87	of	156	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000® Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/07
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,565	$13,672	$17,850	$26,109
	Average annual total return	5.65%	10.99%	12.29%	10.07%
Class B	Growth of $10,000	$10,830	$13,943	$18,056	$25,531
	Average annual total return	8.30%	11.72%	12.54%	9.83%
Class C	Growth of $10,000	$11,128	$14,175	$18,221	$25,642
	Average annual total return	11.28%	12.33%	12.75%	9.87%
Russell 2000® Value Index+	Growth of $10,000	$11,576	$15,506	$20,478	$34,758
	Average annual total return	15.76%	15.74%	15.41%	13.27%

The growth of $10,000 is cumulative.

+ The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.02% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 1/31/07
DWS Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	13.98%	12.46%	13.53%	13.94%	11.04%
Russell 2000® Value Index+	15.08%	15.76%	15.74%	15.41%	13.27%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/07	$ 25.28
7/31/06	$ 25.90
Distribution Information: Six Months as of 1/31/07: Income Dividends	$ .12
Capital Gain Distributions	$ 4.02
Class S Lipper Rankings — Small-Cap Value Funds Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	74	of	255	29
3-Year	113	of	214	53
5-Year	80	of	156	51
10-Year	47	of	64	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000® Value Index+

Yearly periods ended January 31
Comparative Results as of 1/31/07
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,246	$14,633	$19,205	$28,486
	Average annual total return	12.46%	13.53%	13.94%	11.04%
Russell 2000® Value Index+	Growth of $10,000	$11,576	$15,506	$20,478	$34,758
	Average annual total return	15.76%	15.74%	15.41%	13.27%

The growth of $10,000 is cumulative.

+ The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2006 to January 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,138.30	$ 1,133.40	$ 1,134.20	$ 1,139.80
Expenses Paid per $1,000*	$ 7.38	$ 11.78	$ 11.03	$ 5.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,018.30	$ 1,014.17	$ 1,014.87	$ 1,019.96
Expenses Paid per $1,000*	$ 6.97	$ 11.12	$ 10.41	$ 5.30
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.37%	2.19%	2.05%	1.04%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Small Cap Value Fund's performance and strategy and the market environment during the six-month period ended January 31, 2007.

Q: How would you describe the economic and market environment over the last six months?

A: After several years of above-trend growth, the US economy expanded at a pace slightly below most estimates of its potential over the last few months, while core inflation increased somewhat, to a rate slightly above the US Federal Reserve Board's (the Fed's) desired range. Despite a slump in housing, consumer spending held up reasonably well. Trends in business investment also remained fairly positive. After raising interest rates fairly steadily for two years, the Fed stopped tightening in the last half of 2006 because they believed the moderation in economic growth, together with tame inflation expectations and receding energy prices, would help bring core inflation down. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend.

The equity market was quite strong over the last six months, and returns of most major indices were within a fairly narrow range. The Standard & Poor's® 500 (the S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 13.75% for the six months ended January 31, 2007.1 The difference between returns of the small-cap and large-cap markets was modest: The return of the Russell 2000® Index was 14.95%, compared with 14.28% for the Russell 1000® Index.2 Within the small-cap segment of the market, value stocks outperformed growth stocks.3

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index measures performance of the 1,000 largest companies in the Russell 3000 Index.

3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during the six-month period?

A: The fund had a total return (Class A shares) of 13.83%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for complete performance information.) The fund's performance lagged its benchmark, the Russell 2000 Value Index, which had a return of 15.08%, and was slightly above the average of its peer group, the Lipper Small Cap Value Funds category.4

4 The Small Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to-current- earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: Will you describe how your investment process works?

A: Our focus is on selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market sentiment indicators to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis enables us to achieve an objective stock-selection process that can add value in any market environment. In addition, we incorporate market sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well-diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class at all, selecting only from among the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q: Will you explain how your investment decisions affected absolute and relative performance?

A: Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the return of the benchmark resulted largely from the performance of individual securities. In the second half of 2006, and especially in the fourth quarter, performance in the small-cap market was driven largely by sentiment, rather than by fundamentals. Many of the best-performing stocks were those of companies with weak or no earnings, or companies that lack the financial soundness we consider essential for inclusion in this portfolio. Since we employ a disciplined stock selection process that focuses on fundamental factors, we did not own some of the stocks that led the rally, and this is a major reason the fund returned less than the benchmark.

Q: Which sectors and holdings were most positive for performance?

A: Among the 24 industry groups into which we divide potential holdings, the best-performing groups were telecommunications, consumer durables and apparel, and pharmaceutical and biotech. In telecommunications, the best-performing holding was Commonwealth Telephone Enterprises, Inc., which announced in September that it had reached an agreement to be acquired by Citizens Communications Company; this stock was sold after its price increased substantially after the announcement.

In the consumer sectors, top-performing holdings were Marvel Entertainment, Inc. and Kellwood Co. Marvel is a character-based entertainment company that has been successful in licensing characters such as Spider-Man, The Incredible Hulk and Captain America for movies and toys. Stock of apparel maker Kellwood moved up on a stronger than expected earnings report.

In pharmaceuticals and biotech, the portfolio benefited from a significant overweight in ViroPharma, Inc., which is one of a very few small-cap pharmaceutical companies that are profitable and have positive cash flow. This is an excellent example of the kind of stocks we like for the fund's portfolio: a solid company with a positive earnings trend and several promising drugs in the pipeline. The stock moved up throughout the six-month period and got a further boost in January when it was added to the S&P SmallCap 600 Index.

Q: What decisions hurt performance?

A: Sometimes decisions about what not to hold can have an important impact on performance relative to the benchmark. One of the best-performing stocks in the Russell 2000 Value Index was a technology stock the fund did not hold, McData Corp., which moved up sharply on news that it was to be acquired by Brocade Communications Systems, Inc.; not holding this stock in the fund hurt performance relative to the Russell 2000 Index.

In diversified financial services, a detractor from performance was an overweight position in Accredited Home Lenders Holding Co., a real estate lender that has experienced a decline in loan originations in the recent housing slump. This stock remains in the portfolio, but the fund's position has been reduced.

Also negative was a significant overweight relative to the index in Magellan Health Services, Inc.; stock of this managed health care services company was down on the news that it had unexpectedly lost a major contract. We continue to hold this stock, as we believe its fundamentals are sound.

Q: What other comments do you have for shareholders?

A: Over the long term, we believe our investment process, which is based on fundamental growth and value indicators, will help us deliver solid performance in a variety of market conditions. We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, may be suitable for many investors.

We thank our investors for their continued interest in DWS Small Cap Value Fund. We look forward to working with you to achieve your long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	1/31/07	7/31/06

Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/07	7/31/06

Financials	32%	33%
Consumer Discretionary	17%	17%
Industrials	12%	10%
Information Technology	9%	10%
Materials	7%	7%
Health Care	5%	5%
Utilities	5%	5%
Energy	5%	5%
Consumer Staples	4%	4%
Telecommunication Services	4%	4%
	100%	100%
Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000® Value Index
Small Cap Companies ($ millions) Market Capitalization	1,418.7	1,226.0
Value Orientation P/E Trailing Twelve Months	25.33x	35.28x
Price/Book Value	2.47x	2.52x
Price/Sales	2.05x	3.17x
Asset allocation, sector diversification and stock characteristics are subject to change.
Ten Largest Equity Holdings at January 31, 2007 (14.0% of Net Assets)
1. FirstFed Financial Corp. Holder for provider of banking services	1.6%
2. BankUnited Financial Corp. Operator of savings institutions	1.6%
3. Apria Healthcare Group, Inc. Provider of comprehensive health care services	1.4%
4. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	1.4%
5. Kellwood Co. Manufacturer of clothing, sleeping bags and other soft goods	1.4%
6. Chaparral Steel Co. Produces structural steel products and steel bar products	1.4%
7. Corus Bankshares, Inc. Holder of interest for commercial bank	1.3%
8. Group 1 Automotive, Inc. Operator of automobile dealerships	1.3%
9. Scholastic Corp. Provides children's books, textbooks, magazines, videos, toys, etc.	1.3%
10. Silgan Holdings, Inc. Manufacturer of consumer goods packaging products	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 96.5%
Consumer Discretionary 16.8%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.	81,900	1,701,882
ArvinMeritor, Inc.	165,800	3,191,650
Tenneco, Inc.*	46,700	1,085,775
		5,979,307
Distributors 0.9%
Building Materials Holding Corp. (a)	123,400	2,940,622
Core-Mark Holding Co., Inc.*	2,500	78,450
		3,019,072
Diversified Consumer Services 0.3%
Coinstar, Inc.*	35,100	1,061,424
Hotels Restaurants & Leisure 2.7%
Bob Evans Farms, Inc.	3,500	118,895
CBRL Group, Inc.	5,700	267,273
CEC Entertainment, Inc.*	11,800	499,022
Jack in the Box, Inc.* (a)	64,600	3,991,634
Luby's, Inc.*	51,800	560,994
Papa John's International, Inc.*	124,000	3,424,880
		8,862,698
Household Durables 0.1%
Blyth, Inc.	22,400	465,696
Leisure Equipment & Products 1.1%
Marvel Entertainment, Inc.* (a)	89,200	2,490,464
Oakley, Inc.	31,300	724,908
Polaris Industries, Inc. (a)	7,900	369,404
		3,584,776
Media 2.7%
Arbitron, Inc.	22,500	1,043,325
Catalina Marketing Corp.	115,300	3,291,815
Harris Interactive, Inc.*	50,000	260,500
Scholastic Corp.*	124,200	4,390,470
		8,986,110
Multiline Retail 0.4%
Big Lots, Inc.*	45,600	1,182,408
Specialty Retail 2.8%
Charming Shoppes, Inc.*	10,200	133,824
Finish Line, Inc. "A"	8,500	108,545
Group 1 Automotive, Inc.	83,200	4,409,600
Payless ShoeSource, Inc.*	117,000	3,972,150
Talbots, Inc.	29,100	686,760
		9,310,879
Textiles, Apparel & Luxury Goods 4.0%
Brown Shoe Co., Inc.	68,700	3,733,845
K-Swiss, Inc. "A"	7,900	249,798
Kellwood Co.	139,600	4,578,880
Movado Group, Inc.	6,200	177,940
Oxford Industries, Inc.	2,200	105,138
Perry Ellis International, Inc.*	19,550	588,260
Phillips-Van Heusen Corp.	6,400	352,960
UniFirst Corp.	15,000	622,950
Wolverine World Wide, Inc.	90,250	2,776,992
		13,186,763
Consumer Staples 3.9%
Food & Staples Retailing 1.3%
Casey's General Stores, Inc.	99,300	2,534,136
Nash Finch Co.	8,200	236,816
Ruddick Corp.	7,900	219,620
Spartan Stores, Inc.	57,400	1,358,084
		4,348,656
Food Products 2.3%
Flowers Foods, Inc.	139,425	3,920,631
Imperial Sugar Co.	16,200	504,630
Seaboard Corp.	1,600	3,083,200
		7,508,461
Personal Products 0.3%
Elizabeth Arden, Inc.*	59,900	1,132,110
Energy 4.3%
Energy Equipment & Services 0.3%
GulfMark Offshore, Inc.*	4,700	169,717
Hornbeck Offshore Services, Inc.*	35,800	985,216
		1,154,933
Oil, Gas & Consumable Fuels 4.0%
Comstock Resources, Inc.*	63,700	2,035,215
Edge Petroleum Corp.* (a)	97,900	1,449,899
Harvest Natural Resources, Inc.*	99,700	1,002,982
Penn Virginia Corp.	28,200	2,066,496
Swift Energy Co.*	82,500	3,658,050
Whiting Petroleum Corp.*	64,500	2,939,265
		13,151,907
Financials 31.1%
Capital Markets 0.9%
Apollo Investment Corp.	110,495	2,452,989
Capital Southwest Corp.	700	92,400
MCG Capital Corp.	26,500	523,905
		3,069,294
Commercial Banks 5.6%
BancFirst Corp.	6,800	330,956
Citizens Banking Corp.	6,500	159,315
First Midwest Bancorp., Inc.	12,600	473,004
FirstMerit Corp.	73,400	1,652,968
Greater Bay Bancorp.	51,700	1,444,498
Hancock Holding Co.	61,800	2,903,982
IBERIABANK Corp.	5,650	325,723
Pacific Capital Bancorp.	110,866	3,543,277
Provident Bankshares Corp.	23,300	825,752
Sandy Spring Bancorp., Inc.	12,350	444,723
Sterling Financial Corp.	79,700	2,643,649
Susquehanna Bancshares, Inc.	26,400	666,336
Trustmark Corp.	6,300	185,598
UMB Financial Corp.	34,970	1,278,853
Umpqua Holdings Corp.	6,300	179,235
United Bankshares, Inc.	31,900	1,164,988
W Holding Co., Inc.	49,400	259,844
		18,482,701
Consumer Finance 1.0%
Cash America International, Inc.	78,900	3,369,819
Insurance 3.8%
Argonaut Group, Inc.*	52,800	1,770,912
LandAmerica Financial Group, Inc. (a)	38,300	2,415,198
Navigators Group, Inc.*	22,200	1,060,938
Odyssey Re Holdings Corp.	104,300	4,114,635
ProAssurance Corp.*	4,000	203,160
Safety Insurance Group, Inc.	8,200	400,488
Selective Insurance Group, Inc.	10,100	519,645
Stewart Information Services Corp.	15,000	630,600
The Midland Co.	2,600	119,548
Zenith National Insurance Corp.	26,150	1,195,055
		12,430,179
Real Estate Investment Trusts 11.9%
Alexandria Real Estate Equities, Inc. (REIT)	17,000	1,842,120
American Financial Realty Trust (REIT)	57,500	642,850
American Home Mortgage Investment Corp. (REIT)	30,200	1,055,188
Anthracite Capital, Inc. (REIT)	73,300	1,002,011
Ashford Hospitality Trust (REIT)	71,100	875,241
BioMed Realty Trust, Inc. (REIT)	47,600	1,419,908
Crescent Real Estate Equities Co. (REIT)	68,000	1,364,080
Education Realty Trust, Inc. (REIT)	48,400	727,452
Entertainment Properties Trust (REIT)	22,800	1,478,808
Equity One, Inc. (REIT)	45,400	1,259,396
FelCor Lodging Trust, Inc. (REIT)	47,200	1,041,704
First Industrial Realty Trust, Inc. (REIT)	32,300	1,526,498
Healthcare Realty Trust, Inc. (REIT)	36,900	1,563,822
Highwoods Properties, Inc. (REIT)	41,200	1,800,440
Inland Real Estate Corp. (REIT)	26,900	543,918
KKR Financial Corp. (REIT)	34,400	930,864
LaSalle Hotel Properties (REIT)	31,400	1,494,954
Lexington Corporate Properties Trust (REIT)	54,400	1,157,632
Maguire Properties, Inc. (REIT)	20,600	895,070
Mid-America Apartment Communities, Inc. (REIT)	17,300	1,040,076
National Retail Properties, Inc. (REIT)	53,300	1,265,875
Nationwide Health Properties, Inc. (REIT)	64,300	2,142,476
Newcastle Investment Corp. (REIT)	18,300	593,286
Pennsylvania Real Estate Investment Trust (REIT)	32,600	1,392,020
Potlatch Corp. (a) (REIT)	32,400	1,529,604
RAIT Investment Trust (REIT)	35,300	1,319,867
Realty Income Corp. (REIT)	61,400	1,767,092
Redwood Trust, Inc. (REIT)	18,900	1,201,284
Senior Housing Properties Trust (REIT)	26,000	676,520
Sovran Self Storage, Inc. (REIT)	20,000	1,200,000
Strategic Hotels & Resorts, Inc. (REIT)	61,900	1,332,088
Sunstone Hotel Investors, Inc. (REIT)	35,200	995,808
U-Store-It Trust (REIT)	20,000	439,400
		39,517,352
Thrifts & Mortgage Finance 7.9%
Accredited Home Lenders Holding Co.*	3,300	91,641
BankAtlantic Bancorp., Inc. "A"	96,900	1,286,832
BankUnited Financial Corp. "A" (a)	186,300	5,140,017
Berkshire Hills Bancorp., Inc.	5,500	186,615
Corus Bankshares, Inc. (a)	210,100	4,475,130
Downey Financial Corp.	17,600	1,259,104
FirstFed Financial Corp.* (a)	76,800	5,295,360
Fremont General Corp.	175,200	2,382,720
ITLA Capital Corp.	4,000	243,000
MAF Bancorp., Inc.	52,300	2,350,362
PFF Bancorp., Inc.	43,150	1,461,491
TierOne Corp.	9,500	286,140
Triad Guaranty, Inc.*	21,600	1,112,400
WSFS Financial Corp.	5,800	402,462
		25,973,274
Health Care 5.1%
Health Care Providers & Services 2.9%
Apria Healthcare Group, Inc.*	169,300	4,701,461
Kindred Healthcare, Inc.*	4,300	123,410
Magellan Health Services, Inc.*	113,800	4,644,178
		9,469,049
Life Sciences Tools & Services 0.4%
Pharmanet Development Group, Inc.*	66,700	1,323,995
Pharmaceuticals 1.8%
Alpharma, Inc. "A"	35,600	980,780
Perrigo Co.	173,400	2,996,352
ViroPharma, Inc.*	117,100	1,994,213
		5,971,345
Industrials 11.2%
Aerospace & Defense 0.7%
Orbital Sciences Corp.*	141,700	2,417,402
Airlines 1.6%
Alaska Air Group, Inc.*	89,900	3,852,215
ExpressJet Holdings, Inc.*	130,400	1,018,424
Republic Airways Holdings, Inc.*	21,800	416,816
		5,287,455
Commercial Services & Supplies 2.6%
Deluxe Corp.	84,600	2,531,232
John H. Harland Co.	11,100	559,218
PHH Corp.*	23,900	699,314
Viad Corp.	2,300	96,462
Volt Information Sciences, Inc.* (a)	72,750	2,572,440
Watson Wyatt Worldwide, Inc. "A"	46,000	2,037,340
		8,496,006
Construction & Engineering 2.3%
EMCOR Group, Inc.*	62,900	3,611,718
Granite Construction, Inc.	71,200	3,813,472
Infrasource Services, Inc.*	12,400	263,500
		7,688,690
Electrical Equipment 0.7%
A.O. Smith Corp.	58,800	2,254,980
Industrial Conglomerates 0.6%
Tredegar Corp.	81,400	1,869,758
Machinery 1.4%
Freightcar America, Inc.	73,000	4,242,030
NACCO Industries, Inc. "A"	1,800	260,010
		4,502,040
Road & Rail 1.3%
Dollar Thrifty Automotive Group, Inc.*	69,000	3,251,970
Marten Transport Ltd.*	81,200	1,243,172
		4,495,142
Trading Companies & Distributors 0.0%
Electro Rent Corp.*	9,500	148,865
Information Technology 9.1%
Communications Equipment 0.1%
Polycom, Inc.*	12,300	413,526
Computers & Peripherals 0.7%
Emulex Corp.*	26,000	461,500
Komag, Inc.* (a)	55,800	1,903,896
		2,365,396
Electronic Equipment & Instruments 0.9%
Agilysys, Inc.	68,700	1,301,865
KEMET Corp.*	97,200	732,888
Littelfuse, Inc.*	12,600	395,514
Newport Corp.*	7,700	153,692
RadiSys Corp.*	28,300	475,723
		3,059,682
Internet Software & Services 1.1%
EarthLink, Inc.*	133,200	973,692
InfoSpace, Inc.*	35,100	815,724
RealNetworks, Inc.*	70,700	754,369
United Online, Inc.	77,200	1,083,888
		3,627,673
IT Services 1.1%
CACI International, Inc. "A"*	16,800	790,104
CSG Systems International, Inc.*	116,800	2,929,344
		3,719,448
Semiconductors & Semiconductor Equipment 2.8%
Actel Corp.*	12,500	223,250
Brooks Automation, Inc.*	131,400	1,829,088
Photronics, Inc.*	176,100	2,933,826
RF Micro Devices, Inc.*	360,600	2,783,832
Varian Semiconductor Equipment Associates, Inc.*	32,500	1,337,375
		9,107,371
Software 2.4%
Altiris, Inc.*	27,500	900,075
Aspen Technology, Inc.*	16,800	172,200
Hyperion Solutions Corp.*	61,700	2,604,974
Lawson Software, Inc.*	88,300	663,133
Manhattan Associates, Inc.*	57,900	1,625,253
Mentor Graphics Corp.*	107,300	1,995,780
		7,961,415
Materials 6.7%
Chemicals 1.4%
CF Industries Holdings, Inc.	6,500	198,250
Georgia Gulf Corp.	168,700	3,510,647
H.B. Fuller Co.	9,200	238,004
PolyOne Corp.*	44,000	322,520
Spartech Corp.	9,600	268,992
		4,538,413
Containers & Packaging 1.4%
Rock-Tenn Co. "A"	11,300	369,736
Silgan Holdings, Inc.	90,600	4,242,798
		4,612,534
Metals & Mining 3.8%
Century Aluminum Co.*	77,200	3,518,776
Chaparral Steel Co.	88,400	4,533,152
Cleveland-Cliffs, Inc. (a)	70,000	3,826,200
Quanex Corp.	18,625	729,914
		12,608,042
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	21,900	262,143
Telecommunication Services 3.8%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc. (a)	206,200	3,332,192
CT Communications, Inc.	119,800	2,926,714
FairPoint Communications, Inc.	14,900	301,874
General Communication, Inc. "A"*	160,100	2,475,146
Golden Telecom, Inc.	60,700	3,143,046
Iowa Telecommunications Services, Inc.	11,700	235,170
		12,414,142
Utilities 4.5%
Electric Utilities 0.8%
ALLETE, Inc. (a)	40,700	1,957,263
IDACORP, Inc.	20,500	757,475
		2,714,738
Gas Utilities 1.9%
New Jersey Resources Corp.	31,950	1,488,870
Northwest Natural Gas Co.	56,700	2,307,123
Southwest Gas Corp.	62,800	2,464,900
		6,260,893
Multi-Utilities 1.8%
Avista Corp.	133,200	3,349,980
Black Hills Corp.	34,600	1,282,622
PNM Resources, Inc.	46,400	1,414,272
		6,046,874
Total Common Stocks (Cost $263,337,047)		319,414,836
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 4.97%**, 4/19/2007 (b) (Cost $662,878)	670,000	662,863
	Shares	Value ($)

Securities Lending Collateral 8.3%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $27,305,600)	27,305,600	27,305,600

Cash Equivalents 4.1%
Cash Management QP Trust, 5.31% (e) (Cost $13,577,672)	13,577,672	13,577,672
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $304,883,197)+	109.1	360,960,971
Other Assets and Liabilities, Net	(9.1)	(30,128,712)
Net Assets	100.0	330,832,259
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $305,586,267. At January 31, 2007, net unrealized appreciation for all securities based on tax cost was $55,374,704. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $61,844,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,469,908.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2007 amounted to $26,664,052 which is 8.1% of net assets.
(b) At January 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At January 31, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000® Index	3/15/2007	35	13,764,529	14,077,000	312,471

Financial Statements

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $263,999,925) — Including $26,664,052 of securities loaned	$ 320,077,699
Investment in Daily Assets Fund Institutional (cost $27,305,600)*	27,305,600
Investment in Cash Management QP Trust (cost $13,577,672)	13,577,672
Total investments in securities, at value (cost $304,883,197)	360,960,971
Cash	10,000
Receivable for Fund shares sold	280,722
Dividends receivable	216,153
Interest receivable	60,635
Receivable for daily variation margin on open futures contracts	45,295
Other assets	33,115
Total assets	361,606,891
Liabilities
Payable for Fund shares redeemed	2,982,536
Payable upon return of securities loaned	27,305,600
Accrued management fee	181,912
Other accrued expenses and payables	304,584
Total liabilities	30,774,632
Net assets, at value	$ 330,832,259
Net Assets
Net assets consist of: Undistributed net investment income	131,965
Net unrealized appreciation (depreciation) on: Investments	56,077,774
Futures	312,471
Accumulated net realized gain (loss)	2,973,291
Paid-in capital	271,336,758
Net assets, at value	$ 330,832,259
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of January 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($15,637,326 ÷ 617,362 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.33
Maximum offering price per share (100 ÷ 94.25 of $25.33)	$ 26.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,311,561 ÷ 137,291 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 24.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,060,069 ÷ 291,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 24.22
Class S Net Asset Value, offering and redemption price(a) per share ($304,823,303 ÷ 12,057,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.28
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the six months ended January 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $746)	$ 2,781,748
Interest	16,993
Interest — Cash Management QP Trust	246,786
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	111,678
Other income*	33,425
Total Income	3,190,630
Expenses: Management fee	1,092,574
Administration fee	164,297
Services to shareholders	316,924
Custodian fee	6,149
Distribution service fees	63,002
Auditing	28,218
Legal	14,858
Trustees' fees and expenses	9,668
Reports to shareholders	48,916
Registration fees	31,924
Other	10,792
Total expenses before expense reductions	1,787,322
Expense reductions	(55)
Total expenses after expense reductions	1,787,267
Net investment income (loss)	1,403,363
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,987,948
Futures	885,031
14,872,979
Net unrealized appreciation (depreciation) during the period on: Investments	25,987,712
Futures	411,593
26,399,305
Net gain (loss) on investment transactions	41,272,284
Net increase (decrease) in net assets resulting from operations	$ 42,675,647
* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2007 (Unaudited)	Year Ended July 31, 2006
Operations: Net investment income (loss)	$ 1,403,363	$ 1,344,107
Net realized gain (loss) on investment transactions	14,872,979	40,334,970
Net unrealized appreciation (depreciation) during the period on investment transactions	26,399,305	(29,615,822)
Net increase (decrease) in net assets resulting from operations	42,675,647	12,063,255
Distributions to shareholders from: Net investment income: Class A	(13,484)	—
Class S	(1,257,914)	(1,580,033)
Net realized gains: Class A	(2,181,612)	(1,423,776)
Class B	(476,512)	(336,447)
Class C	(976,548)	(427,680)
Class S	(42,717,590)	(36,164,229)
Fund share transactions: Proceeds from shares sold	20,208,688	55,527,116
Reinvestment of distributions	46,445,917	38,487,126
Cost of shares redeemed	(55,147,716)	(108,994,166)
Redemption fees	9,578	13,009
Net increase (decrease) in net assets from Fund share transactions	11,516,467	(14,966,915)
Increase (decrease) in net assets	6,568,454	(42,835,825)
Net assets at beginning of period	324,263,805	367,099,630
Net assets at end of period (including undistributed net investment income of $131,965 at January 31, 2007)	$ 330,832,259	$ 324,263,805

Financial Highlights

Class A Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	.08[e]	.02	(.03)	.08	.05	.03
Net realized and unrealized gain (loss) on investment transactions	3.40	.80	5.76	5.32	2.28	(.09)
Total from investment operations	3.48	.82	5.73	5.40	2.33	(.06)
Less distributions from: Net investment income	(.02)	—	(.13)	(.02)	—	(.07)
Net realized gain on investment transactions	(4.02)	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(4.04)	(3.09)	(3.80)	(.02)	(2.25)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 25.33	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Total Return (%)[d]	13.83e**	3.66	22.75	25.84	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	14	9	3	3
Ratio of expenses (%)	1.37*	1.42	1.41	1.35	1.44	1.48*
Ratio of net investment income (loss) (%)	.56e*	.10	(.12)	.35	.28	.23*
Portfolio turnover rate (%)	79*	117	90	135	168	157
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)[e]	(.18)	(.23)	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	3.25	.74	5.62	5.23	2.25	(.07)
Total from investment operations	3.23	.56	5.39	5.11	2.15	(.16)
Less distributions from: Net investment income	—	—	—	—	—	(.03)
Net realized gain on investment transactions	(4.02)	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(4.02)	(3.09)	(3.67)	—	(2.25)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.12	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Total Return (%)[d]	13.34e**	2.74	21.72	24.79	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	2	2
Ratio of expenses (%)	2.19*	2.27	2.20	2.24	2.26	2.28*
Ratio of net investment income (loss) (%)	(.26)e*	(.75)	(.91)	(.54)	(.54)	(.57)*
Portfolio turnover rate (%)	79*	117	90	135	168	157
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)e***	(.15)	(.23)	(.10)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	3.26	.75	5.62	5.24	2.25	(.08)
Total from investment operations	3.26	.60	5.39	5.14	2.15	(.16)
Less distributions from: Net investment income	—	—	—	—	—	(.03)
Net realized gain on investment transactions	(4.02)	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(4.02)	(3.09)	(3.67)	—	(2.25)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.22	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Total Return (%)[d]	13.42e**	2.90	21.74	24.94	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	4	2.66		.43
Ratio of expenses (%)	2.05*	2.13	2.19	2.08	2.25	2.26*
Ratio of net investment income (loss) (%)	(.12)e*	(.61)	(.90)	(.38)	(.53)	(.55)*
Portfolio turnover rate (%)	79*	117	90	135	168	157
[a] For the six months ended January 31, 2007 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79	$ 21.45
Income (loss) from investment operations: Net investment income (loss)[b]	.12[c]	.11	.07	.13	.10	.13
Net realized and unrealized gain (loss) on investment transactions	3.40	.80	5.75	5.35	2.28	(.71)
Total from investment operations	3.52	.91	5.82	5.48	2.38	(.58)
Less distributions from: Net investment income	(.12)	(.14)	(.20)	(.08)	(.05)	(.09)
Net realized gain on investment transactions	(4.02)	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(4.14)	(3.23)	(3.87)	(.08)	(2.30)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 25.28	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79
Total Return (%)	13.98c**	4.01	23.11	26.26	13.40	(2.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	302	346	288	237	240
Ratio of expenses (%)	1.04*	1.09	1.04	1.16	1.21	1.21
Ratio of net investment income (loss) (%)	.89c*	.43	.25	.54	.51	.56
Portfolio turnover rate (%)	79*	117	90	135	168	157
[a] For the six months ended January 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Value Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. At the end of the Fund's fiscal year, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $125,182,353 and $156,769,065, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Over $500 million of such net assets	.615%

Accordingly, for the six months ended January 31, 2007, the fee pursuant to the Amended and Restated Investment Management Agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from August 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.52%
Class B	2.27%
Class C	2.27%
Class S	1.27%

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2007, the Advisor received an Administration Fee of $164,297, of which $27,865 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended January 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2007
Class A	$ 17,283	$ 6,277
Class B	4,589	1,926
Class C	4,229	791
Class S	219,245	73,891
	$ 245,346	$ 82,885

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2007
Class B	$ 11,534	$ 1,954
Class C	22,768	4,192
	$ 34,302	$ 6,146

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2007	Annualized Effective Rate
Class A	$ 17,411	$ 4,221.24%
Class B	3,769	648.25%
Class C	7,520	1,648.25%
	$ 28,700	$ 6,517

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2007 aggregated $3,828.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2007, the CDSC for Class B and C shares aggregated $3,960 and $37, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,640, of which $7,440 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2007, the Fund's custodian fees were reduced by $55 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	121,202	$ 3,170,842	284,703	$ 7,558,338
Class B	25,669	652,641	32,977	846,537
Class C	82,622	2,104,899	116,367	2,964,114
Class S	549,664	14,280,306	1,653,343	44,158,127
		$ 20,208,688		$ 55,527,116
Shares issued to shareholders in reinvestment of distributions
Class A	83,233	$ 2,058,346	54,277	$ 1,315,945
Class B	18,304	431,437	13,249	310,382
Class C	40,069	948,433	17,658	414,798
Class S	1,743,316	43,007,701	1,506,033	36,446,001
		$ 46,445,917		$ 38,487,126
Shares redeemed
Class A	(125,420)	$ (3,236,368)	(288,478)	$ (7,598,151)
Class B	(24,831)	(616,902)	(47,056)	(1,211,819)
Class C	(35,937)	(900,026)	(72,216)	(1,857,319)
Class S	(1,907,548)	(50,394,420)	(3,753,038)	(98,326,877)
		$ (55,147,716)		$ (108,994,166)
Redemption fees		$ 9,578		$ 13,009
Net increase (decrease)
Class A	79,015	$ 1,993,571	50,502	$ 1,278,292
Class B	19,142	467,211	(830)	(54,900)
Class C	86,754	2,155,248	61,809	1,521,598
Class S	385,432	6,900,437	(593,662)	(17,711,905)
		$ 11,516,467		$ (14,966,915)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $33,425 from the Advisor for its settlement portion, which is equivalent to $0.003 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	23337G 704	23337G 803	23337G 886
Fund Number	450	650	750
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	2078

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 28, 2007